SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) September 10, 1998


                            Housing Programs Limited
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             (Exact Name of Registrant as Specified in its Charter)

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
California                                            000-13808                                         95-3906167
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(State or Other                                      (Commission                                  (I.R.S. Employer
Jurisdiction of                                     File Number)                                    Identification
incorporation)                                                                                                No.)
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            9090 Wilshire Boulevard, Beverly Hills, California 90211
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               (Address of Principal Executive Offices) (Zip Code)



       (Registrant's Telephone Number, Including Area Code (310) 278-2191
                                                            -------------



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         (Former Name or Former Address, If Changed Since Last Report.)


ITEM 5.           Other Events.


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          Housing  Programs  Limited,  a  California  limited  partnership  (the
"Registrant"), is filing this Current Report on Form 8-K in connection with the filing of a press release issued on September 10, 1998 regarding the extension of the consent solicitation period relating to the sale of certain properties held by the Registrant.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

Exhibit  Description
-------  -----------
1        Press Release, dated September 10, 1998.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            HOUSING PROGRAMS LIMITED,
                             a California Limited Partnership


                             By:  NATIONAL PARTNERSHIP INVESTMENT
                                  CORP., a California Corporation,
                                  a General Partner



                                  By:  /s/ Henry C. Casden
                                     -----------------------------------------
                                     Name:  Henry C. Casden
                                     Title: Senior Executive Vice
                                            President



Date:  September 14, 1998


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EXHIBIT INDEX


Exhibit  Description
-------  -----------
1        Press Release, dated September 10, 1998.



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                                    Exhibit 1
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FOR IMMEDIATE RELEASE
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                                                Contact:
                                                Pat Toy
                                                National Partnership Investments
                                                (800) 666-6274
                                                Ellen A. Gulczynski
                                                MacKenzie Partners, Inc.
                                                (212) 929-5500

                 NATIONAL PARTNERSHIP INVESTMENTS CORP. EXTENDS
                   CONSENT SOLICITATION PERIOD FOR REAL ESTATE
                ASSOCIATES LIMITED AND OTHER LIMITED PARTNERSHIPS

     Beverly Hills, California - September 10, 1998 - National Partnership Investments Corp. (NAPICO), the California-based managing general partner of certain real estate limited partnerships, announced today the extension of eight consent solicitation periods regarding the sale of properties held in the following real estate limited partnerships:

                       Real Estate Associates Limited
                       Real Estate Associates Limited II
                       Real Estate Associates Limited III
                       Real Estate Associates Limited IV
                       Real Estate Associates Limited V
                       Real Estate Associates Limited VI
                       Real Estate Associates Limited VII
                       Housing Programs Limited

     The consent solicitation periods scheduled to expire at 5:00 p.m., New York City Time on Thursday, September 10, 1998, have been extended to 5:00 p.m. New York City Time on Friday, October 9, 1998. The purpose of the extension is to ensure that all of the limited partners have adequate time to respond to the consent materials.

                                      # # #




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